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                                              THE GABELLI
                                              GLOBAL
                                              MULTIMEDIA
                                              TRUST INC.




SEMI-ANNUAL REPORT
JUNE 30, 2000

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Our cover icon represents the underpinnings of Gabelli. The Teton mountains in
Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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                         MORNINGSTAR RATED(TM) GABELLI
                    GLOBAL MULTIMEDIA TRUST 5 STARS OVERALL
                 AND FOR THE THREE- AND FIVE-YEAR PERIOD ENDED
                       06/30/00 AMONG 54 AND 51 DOMESTIC
                          EQUITY FUNDS, RESPECTIVELY.
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                                 #1 SECTOR FUND!
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                           LIPPER INC. RANKED GABELLI
                       GLOBAL MULTIMEDIA TRUST #1 FOR THE
                     THREE-YEAR PERIOD ENDED 06/30/00 AMONG
                       15 CLOSED-END SECTOR EQUITY FUNDS.
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INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                   THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                                       [GRAPHIC OF LOGO OMITTED]
TO OUR SHAREHOLDERS,

      In 1999,  the Trust  excelled in what  investment  pundits  christened the
"TMT" (Technology, Media, Telecommunications) stock market. In the second quarter of 2000, "TMT" did not ignite. Technology stocks corrected sharply and media and telecommunications stocks drifted lower. After recent years' exceptionally strong performance, the Trust took a small step back as we saw widespread profit taking in all sub-sectors of the multimedia industry.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Global Multimedia Trust's (the "Multimedia Trust") net asset value ("NAV") decreased 10.66%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 3.81% and 4.73% respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Multimedia Trust was up 34.09% over the trailing twelve-month period after adjusting for the $3.695 per share in distributions during this period. The Morgan Stanley World Free Index and Lipper Global Fund Average rose 12.37% and 21.96%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Multimedia Trust's total return averaged 31.21% annually, including adjustments of $6.4275 per share in distributions during this period, versus average annual total returns of 16.62% and 17.03% for the Morgan Stanley World Free Index and Lipper Global Fund Average, respectively. Since inception on November 15, 1994 through June 30, 2000, the Multimedia Trust had a cumulative total return of 314.48%, including adjustments of $6.4775 per share in distributions, which equates to an average annual total return of 28.73%.

      The Multimedia Trust's common shares ended the second quarter at $13.75 per share on the New York Stock Exchange, a decline of 21.99% for the second quarter. The Multimedia Trust's common shares rose 10.96% over the trailing twelve-month period after adjusting for all distributions.


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                     AVERAGE ANNUAL RETURNS - JUNE 30, 2000
                     --------------------------------------
                                             NAV Average      Average Annual
                                            Annual Return   Investment Return(A)
                                            -------------   -----------------
1 Year ...................................     34.09%            10.96%
5 Year ...................................     31.21%            24.93%
Life of Fund (SINCE NOVEMBER 15, 1994) ...     28.73%            20.63%

(A) BASED ON INITIAL OFFERING PRICE OF $7.50
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
RIGHTS OFFERING 2000 - AN OUTSTANDING SUCCESS - THANK YOU

      The  Multimedia   Trust  Rights  Offering  proved  once  again  to  be  an
overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

[GRAPHIC OMITTED]
Pyramid text as follows:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      Shareholders of record on June 19, 2000 were issued one Right for each share of the Multimedia Trust. Three Rights were required to purchase one additional share of the Multimedia Trust at $13 per share without incurring commission costs. Shareholders remitted over $85 million in subscription requests, of which the Trust retained $46.8 million for the 3,598,938 shares offered. This compares to our 1995 Rights Offering where the Trust's shareholders remitted approximately $44 million in subscription requests and $18.6 million in additional capital was raised.

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights, could sell their Rights. The market value of the Rights during the subscription period was such that sellers of the Rights would have regained a portion of the ultimate decline in the value of their holdings that resulted from the Offering. Our subscription agent, EquiServe, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission through July 25, 2000.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

GLOBAL ALLOCATION

      The accompanying chart presents the Trust's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

HOLDINGS BY GEOGRAPHIC REGION - 6/30/00

United States                      68.5%
Asia/Pacific Rim                   10.2%
Europe                              9.8%
Canada                              8.3%
Latin America                       3.2%

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

HOLDINGS BY CLASSIFICATION - 6/30/00
Distribution                       61.0%
Copyright/Creativity               39.0%

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of June 30, 2000.

COMMENTARY

A WELL EARNED NAP

      Although we saw isolated earnings disappointments, multimedia companies generally met or exceeded earnings expectations from the first quarter of 2000. So why did investors suddenly lose interest in one of the best performing industry sectors in recent years? The answer is valuations and a reversal in investor sentiment. The stock prices of leading multimedia companies had become somewhat extended relative to trailing earnings and short-term earnings projections. Justifiably, investors began to worry that these stocks were ahead of themselves. Additionally, the fear spawned by the sharp technology stock correction spilled over into other top performing groups including multimedia.

      With the rise of momentum investing--buying stocks simply because they are going up in price--stocks in spotlight industries such as technology and multimedia will periodically become overvalued and vulnerable to a correction. We tend to ignore this kind of short-term market commotion. We want to own good businesses with the potential to grow in value over the long term. As long as our portfolio holdings are living up to our fundamental expectations, we are willing to tolerate short-term market turbulence.

      We do not see any change in what we believe to be a very bright outlook for quality companies in multimedia businesses. The Interactive Age is still in its infancy. Going forward, quality distribution (wired and wireless telecommunications systems and cable television and broadcast networks) and information and entertainment content (publishers and film and television production companies) will be among the world's most prized assets.

      Multimedia stocks may continue to tread water over the short term. However, ongoing consolidation in the industry should produce headlines that reawaken investor interest in the sector and help multimedia stocks regain momentum in the year ahead.

DEALS...DEALS...AND MORE DEALS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Multimedia Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

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
                                                  2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST     CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)   PRICE (c)   CLOSING DATE    %RETURN (d)
   ------------                        -------------  -------------   ---------   ------------    -----------

   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   CommNet Cellular Inc.                   75,000       $28.19         $32.38       01/06/00        14.86%
   Aliant Inc.                              8,745         9.06          19.02       01/28/00       109.93%
   Ascent Entertainment Group Inc.        250,000        11.95          15.25       03/28/00        27.62%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Times Mirror Co., Cl. A                  4,500        23.58          94.94       04/18/00       302.63%
   Aerial Communications Inc.              55,000        12.97          49.63       05/04/00       282.65%
   EarthLink Network Inc.                   3,230        14.01          18.44       05/09/00        31.62%
   Cable & Wireless Communications plc      3,000        20.90          69.38       05/11/00       231.96%
   Hachette Filipacchi Medias               3,500        24.94          76.57       05/19/00       207.02%
   Flextech plc                             6,000         6.26          13.79       05/22/00       120.29%
   CTV Inc.                                 4,000         8.40          38.50       05/26/00       358.33%
   Mirage Resorts Inc.                     10,000        14.81          20.94       05/31/00        41.39%
   Quebec-Telephone                         6,000         7.35          15.53       06/05/00       111.29%
   NRJ SA                                     300        75.65         610.02       06/16/00       706.37%

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(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.
NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

INVESTMENT SCOREBOARD

      Over the past several years, we have had a terrific portfolio batting average, enhanced by the buoyant multimedia stock market. This quarter, in a market that has temporarily abandoned almost everything with a multimedia label, we did not reach base safely as often as in previous quarters.

      Other than the generally poor performance of our telecommunications holdings, especially wireless communications stocks, there was no discernible industry group pattern among our winners and losers. Some of our broadcasting company holdings performed well (Young Broadcasting, Meredith, Infinity Broadcasting, Clear Channel Communications and Chris-Craft). Some performed poorly (Ackerley Group, British Sky Broadcasting and Gray Communications). One of our largest cable television holdings (Cablevision) produced a double-digit return, but other cable investments (UnitedGlobalCom, Rogers Communications and Comcast) disappointed. Among the multimedia giants, Viacom excelled while News Corp and Time Warner languished. This pattern repeated itself through virtually all the multimedia sub-sectors represented in the portfolio.

THE NEXT BIG MEDIA DEAL

      The partnering of Viacom/CBS, AOL/Time Warner, Vivendi/Canal Plus/Seagram, Liberty Media Group/UnitedGlobalCom show that media industry mergers marrying content to distribution are accelerating. There are still plenty of attractive singles looking to partner up and the band is not ready for a break. The big multimedia wolves are there, with News Corp's Rupert Murdoch circling the dance hall, Viacom's Sumner Redstone and Mel Karmazin positioned by the punch bowl, and AOL/Time Warner's Steve Case and Gerald Levin and Liberty Media's John Malone catching their breath by the bandstand. Look, there's Chris-Craft's Herb Siegel snapping his fingers and looking like he's finally ready to cut the rug with somebody. And, off in the corner is NBC's Bob Wright wondering if GE's Jack Welch will set him free to pursue another liaison. USA Network's Barry Diller is flirting with everyone while trying to decide on the appropriate partner. The whole place is a flutter with the rumor that AT&T's Michael Armstrong may be showing up later.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $67.875 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision is a leader in delivering cutting-edge technological innovation such as high-speed cable, to the home. Through its Rainbow Media Holdings subsidiary, which the company is in the process of spinning-off to shareholders, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $66.0625 - NYSE), through its 80% ownership of BHC Communications (BHC - $152.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $128.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $54.50 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY CORP. (LC - $42.00 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff. In June, Liberty announced it will sell its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to 15.

LIBERTY MEDIA GROUP (LMG'A - $24.25 - NYSE) is engaged in businesses which provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NEWS CORP. LTD. (NWS - $54.50 - NYSE; NCP - $13.76 - AUSTRALIAN STOCK EXCHANGE), together with its subsidiaries, is a diversified international communications company, engaged in the production and distribution of motion pictures and television programming; television satellite and cable broadcasting; the publication of newspapers, magazines and books; the production and distribution of promotional and advertising products and services; the development of digital broadcasting; the development of conditional access and subscriber management systems; and the provision of computer information services. The activities of News Corp. are conducted principally in the United States, the United Kingdom and Australia and the Pacific Basin. News Corp. has also entered into joint ventures to provide direct broadcast satellite ("DBS") television services in Latin America. On August 14, News Corp. announced it would purchase Chris-Craft (along with BHC and United Television) in a deal initially valued at $5.35 billion.

SEAGRAM CO. (VO - $58.00 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.625 - Nasdaq). On June 20th, Seagram, Vivendi and Canal Plus agreed to merge, creating a fully integrated global media and communications company for the wired and wireless world.

TELEPHONE & DATA SYSTEMS INC. (TDS - $100.25 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $63.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.30 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $5.0 billion.

USA NETWORKS INC. (USAI - $21.625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIACOM INC. (VIA'A - $68.375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on the global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). On May 3, Viacom closed the merger with CBS in a $49.6 billion transaction.

VOICESTREAM WIRELESS CORP. (VSTR - $116.30 - NASDAQ) is one of the three U.S. independent wireless service providers with licenses covering over 200 million POPS ("Point of Presence"). VSTR was spun-off from Western Wireless about fourteen months ago and is the only national carrier utilizing GSM ("Global System for Mobile Communication") technology, a standard which dominates in Europe. VSTR's high growth rates and experienced management team, as well as its national licenses, make the company an attractive acquisition target for major global telecommunications companies, many of which lack a U.S. presence. On July 24, 2000, Deutsche Telekom (DT - $56.75 - NYSE) announced that it would purchase VoiceStream in a deal with an initial value of $50.5 billion.

SHAREHOLDER MEETING - MAY 15, 2000 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 15, 2000 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common shareholders and preferred shareholders voting as a single class elected Frank
J. Fahrenkopf, Jr., Karl Otto Pohl, Anthony R. Pustorino and Werner J. Roeder as Directors of the Multimedia Trust. A total of 10,496,918 votes, 10,468,746 votes, 10,507,006 votes and 10,513,889 votes were cast in favor of each Director and 172,796 votes, 200,968 votes, 162,708 votes and 155,825 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected James P. Conn as a Director of the Multimedia Trust. A total of 1,165,507 votes were cast in favor of this Director and 7,570 votes were withheld for this Director, respectively.

      Mario J. Gabelli, Thomas E. Bratter, Felix J. Christiana and Salvatore J. Zizza continue to serve in their capacities as Directors of the Multimedia Trust.

Additionally, shareholders ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Multimedia Trust for the fiscal year ending December 31, 2000. 10,550,338 votes were cast in favor of this proposal, 51,489 votes were cast against this proposal and 67,888 votes abstained.

      We thank you for you participation and appreciate your continued support.

STOCK REPURCHASE PLAN

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Multimedia Trust's outstanding shares. Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 2000, 679,733 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Multimedia Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on June 26, 2000 of $0.495 per share. For the twelve-months ended June 30, 2000, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2000.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      For the first quarter since the global hedge fund debacle of late summer 1998; the Multimedia Trust took a step backwards. We do not believe this signals an end to what has been a terrific market for multimedia stocks. Fundamentals in multimedia industries remain stable, strong secular growth trends remain intact, and we believe merger and acquisition activity will accelerate as media companies seek to improve their competitive positions through marrying content with distribution and extending their global franchises. Call this quarter a well-deserved breather after a long and impressive run. We expect multimedia stocks and the Trust to regain momentum in the year ahead.

                                         Sincerely,

                                         /S/ SIGNATURE

                                         MARIO J. GABELLI, CFA
                                         President and Chief Investment Officer

August 14, 2000

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                                TOP TEN HOLDINGS
                                  JUNE 30, 2000
                                  -------------

         Liberty Media Group                 Chris-Craft Industries Inc.
         Viacom Inc.                         Seagram Co.
         Telephone & Data Systems Inc.       VoiceStream Wireless Corp.
         USA Networks Inc.                   Cablevision Systems Corp.
         Liberty Corp.                       News Corp. Ltd.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------

            COMMON STOCKS -- 92.0%
            COPYRIGHT/CREATIVITY COMPANIES -- 35.9%
            ADVERTISING -- 0.1%
     4,000  Bowlin Outdoor Advertising
             & Travel Centers Inc.+ ........   $     20,162 $     25,500
     4,000  Havas Advertising SA ...........         19,126       91,465
       100  Lamar Advertising Co. ..........          3,279        4,331
       200  Publicas SA ....................         13,971       78,480
                                               ------------ ------------
                                                     56,538      199,776
                                               ------------ ------------
            CABLE PROGRAMMERS -- 3.9%
    60,000  Canal Plus, ADR+ ...............        431,000    2,216,625
   320,000  USA Networks Inc.+ .............      3,027,842    6,920,000
                                               ------------ ------------
                                                  3,458,842    9,136,625
                                               ------------ ------------
            COMPUTER SOFTWARE AND SERVICES -- 0.8%
     1,000  Activision Inc.+ ...............          6,415        6,500
       360  America Online Inc.+ ...........          2,800       18,990
     3,000  Atlus Co. Ltd. .................         17,662       37,891
     1,000  Barnesandnoble.com Inc.+ .......         15,875        6,531
    10,000  Block (H&R) Inc. ...............        319,962      323,750
     2,000  CDNow Inc.+ ....................         12,446        6,187
     3,230  EarthLink Inc.+ ................         45,250       49,863
       500  Electronic Arts Inc.+ ..........         11,176       36,469
    70,000  Genuity Inc.+ ..................        715,050      640,938
    40,000  Homegrocer.com Inc.+ ...........        480,000      241,250
       500  Intel Corp. ....................          8,125       66,844
     3,000  Internet.com Corp.+ ............         43,125       59,062
     1,000  Microsoft Corp.+ ...............          7,755       80,000
     2,000  Mobius Management
             Systems+ ......................         12,540        9,125
     8,000  NBC Internet Inc., Cl. A+ ......        337,144      100,000
       100  Pixar Inc.+ ....................          2,200        3,525
    10,600  Talk.com Inc.+ .................         56,803       61,612
     1,000  Ticketmaster Online-City
             Search Inc.+ ..................         17,125       15,937
       400  Via Net.Works Inc.+ ............          8,400        6,175
                                               ------------ ------------
                                                  2,119,853    1,770,649
                                               ------------ ------------
            CONSUMER PRODUCTS -- 0.0%
     4,000  Mattel Inc. ....................         64,200       52,750
                                               ------------ ------------
            DIVERSIFIED PUBLISHERS -- 8.9%
    10,000  Arnoldo Mondadori
             Editore SpA ...................         63,827      225,798
    40,000  Belo (A.H.) Corp., Cl. A .......        534,006      692,500
    28,000  Central Newspapers Inc.,
             Cl. A .........................      1,535,848    1,771,000
     1,000  Dow Jones & Co. Inc. ...........         46,722       73,250
    10,000  EMAP plc .......................        191,883      160,842


                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------
     2,833  Golden Books Family
             Entertainment Inc.+ ...........    $         0  $     2,302
    20,000  Harcourt General Inc. ..........        788,970    1,087,500
    15,000  Harte-Hanks
             Communications Inc. ...........        166,250      375,000
     1,000  Hollinger International Inc. ...         16,175       13,625
     4,500  Houghton Mifflin Co. ...........         98,156      210,094
    57,000  Independent News
             & Media plc, Dublin ...........         84,531      209,520
    57,000  Independent News
             and Media plc, Dublin,
             New Shares ....................         84,532      209,520
     7,000  Knight-Ridder Inc. .............        199,215      372,312
    55,000  Lee Enterprises Inc. ...........      1,204,236    1,282,187
    20,000  McClatchy Newspapers
             Inc., Cl. A ...................        546,094      662,500
     8,000  McGraw-Hill
             Companies Inc. ................        205,450      432,000
    20,000  Media General Inc., Cl. A ......        910,175      971,250
    15,000  Meredith Corp. .................        194,075      506,250
   115,000  Nation Multimedia Group+ .......        110,028       57,243
   100,000  New Straits Times Press
             Berhad ........................        296,714      236,842
   125,000  Oriental Press Group ...........         46,315       20,044
    95,000  Penton Media Inc. ..............      1,361,350    3,325,000
    10,000  Playboy Enterprises Inc.,
             Cl. A+ ........................         97,125      117,500
   113,400  Post Publishing Co. Ltd.+ ......        240,906       92,630
    40,000  PRIMEDIA Inc.+ .................        480,497      910,000
    28,000  Pulitzer Inc. ..................        484,774    1,181,250
    60,000  Reader's Digest Association
             Inc., Cl. B ...................      1,353,117    2,193,750
    34,452  Singapore Press Holdings Ltd. ..        446,286      538,624
   385,000  South China Morning Post
             Holdings ......................        273,458      298,794
       300  SPIR Communication .............         23,329       22,513
    15,000  Telegraaf Holdingsmij - CVA ....        285,271      343,710
    50,000  Thomas Nelson Inc. .............        595,437      428,125
    30,000  Tribune Co. ....................        869,206    1,050,000
    11,300  United News & Media
             plc, ADR ......................        268,402      314,281
       800  Wiley (John) & Sons Inc.,
             Cl. B .........................          5,692       18,800
     4,000  Wolters Kluwer NV ..............         90,625      106,550
     2,000  Ziff-Davis Inc. ................         21,287       18,000
                                               ------------ ------------
                                                 14,219,964   20,531,106
                                               ------------ ------------
            ENTERTAINMENT PRODUCTION -- 8.5%
     2,522  EMI Group plc ..................         12,682       22,896
    20,000  EMI Group plc, ADR .............        317,997      371,206


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------

            COMMON STOCKS (CONTINUED)
            COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
            ENTERTAINMENT PRODUCTION (CONTINUED)
     7,000  Grammy Entertainment plc+ ......   $     55,457 $     17,869
     7,000  Granada Group plc ..............         35,566       69,905
     7,000  GTECH Holdings Corp.+ ..........        118,256      158,812
     2,000  Harvey Entertainment Co.+ ......         20,022        6,250
   680,000  Liberty Media Group, Cl. A+ ....      2,375,460   16,490,000
     1,000  Martha Stewart Living
             Inc., Cl. A+ ..................         18,000       22,000
    40,710  Metro-Goldwyn-Mayer Inc.+ ......        795,271    1,063,549
    10,000  Premier Parks Inc. .............        250,181      227,500
     3,000  Princeton Video Image Inc.+ ....         21,000       17,250
   100,000  Shaw Brothers
             (Hong Kong) Ltd. ..............        145,929      103,906
    35,000  TV Guide Inc., Cl. A+ ..........        808,776    1,198,750
     2,000  World Wrestling Federation
             Entertainment Inc.+ ...........         28,750       41,625
                                               ------------ ------------
                                                  5,003,347   19,811,518
                                               ------------ ------------
            GLOBAL MEDIA AND ENTERTAINMENT -- 11.1%
       481  Boston Celtics L.P. ............          4,267        4,720
    60,000  Disney (Walt) Co. ..............      1,560,349    2,328,750
    40,000  Fox Entertainment Group Inc. ...        902,750   1,215,000
    38,000  Grupo Televisa SA, GDR+ ........        862,619    2,619,625
    21,000  News Corp. Ltd., ADR ...........        413,278    1,144,500
    75,000  Seagram Co. ....................      3,711,922    4,350,000
     5,000  Sony Corp., ADR ................        279,157      471,562
    38,000  Time Warner Inc. ...............        702,383    2,888,000
   155,000  Viacom Inc., Cl. A+ ............      2,342,809   10,598,125
                                               ------------ ------------
                                                 10,779,534   25,620,282
                                               ------------ ------------
            HOTELS AND GAMING -- 2.5%
    10,000  Aztar Corp.+ ...................         51,125      155,000
     6,000  Churchill Downs Inc. ...........        125,432      140,250
   120,000  Gaylord Entertainment Co. ......      3,194,412    2,580,000
   700,000  Hilton Group plc ...............      2,699,063    2,457,274
     5,000  MGM Grand Inc. .................         97,035      160,625
    10,000  Park Place
             Entertainment Corp.+ ..........         61,344      121,875
     2,500  Quintel Entertainment Inc.+ ....         12,500        7,656
     4,000  Starwood Hotels &
             Resorts Worldwide Inc. ........         81,825      130,250
                                               ------------ ------------
                                                  6,322,736    5,752,930
                                               ------------ ------------
            INFORMATION PUBLISHING -- 0.1%
    15,000  Berlitz International Inc.+ ....        280,750      135,000
     8,000  Data Broadcasting Corp.+ .......         52,250       50,500



                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------
     1,000  Dun & Bradstreet Corp. .........   $     26,332  $    28,625
       500  Scholastic Corp.+ ..............         16,500       30,562
                                               ------------ ------------
                                                    375,832      244,687
                                               ------------ ------------
            TOTAL COPYRIGHT/
             CREATIVITY
             COMPANIES .....................     42,400,846   83,120,323
                                               ------------ ------------

            DISTRIBUTION COMPANIES -- 56.1%
            BROADCASTING -- 12.6%
    90,000  Ackerley Group Inc. ............        690,687    1,057,500
     8,550  American Tower Corp., Cl. A+ ...        126,876      356,428
     1,000  AMFM Inc.+ .....................          7,157       69,000
     2,500  Audiofina ......................        118,223      320,796
     3,500  BHC Communications Inc.,
             Cl. A .........................        431,750      532,000
    12,000  CanWest Global
             Communications Corp. ..........        141,007      132,750
    18,000  CanWest Global
             Communications Corp.,
             Sub-Voting ....................         92,012      200,676
     2,000  Carlton Communications
             plc, ADR ......................         63,625      130,000
    76,150  Chris-Craft Industries Inc.+ ...      3,365,816    5,030,659
       500  Clear Channel
             Communications Inc.+ ..........          6,012       37,500
     8,333  Corus Entertainment Inc.,
              Cl. B+ .......................         33,927      222,401
     9,000  Cox Radio Inc., Cl. A+ .........         55,500      252,000
     4,000  Crown Media Holdings
             Inc., Cl. A+ ..................         56,250       61,250
     1,000  Emmis Communications
             Corp., Cl. A+ .................         10,489       41,375
    20,120  Fisher Companies Inc. ..........      1,082,695    1,539,180
     3,000  General Electric Co. ...........         29,306      159,000
    92,500  Granite Broadcasting Corp.+ ....        912,235      682,187
    13,125  Gray Communications
             Systems Inc. ..................        172,625      128,789
    65,000  Gray Communications
             Systems Inc., Cl. B ...........        861,750      633,750
     7,000  Groupe AB SA, ADR+ .............         42,850       85,750
     5,000  Grupo Radio Centro,
             SA de CV, ADR .................         42,937       56,875
    36,000  Hearst-Argyle Television Inc.+ .        359,949      702,000
     1,500  Infinity Broadcasting Corp.+ ...         30,750       54,656
     4,550  LaGardere S.C.A. ...............        100,163      347,529
   150,000  Liberty Corp. ..................      6,909,056    6,300,000
     4,000  Metropole TV M6 SA .............         35,208      242,888
     1,500  Nippon Television Network ......        253,971      975,541


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------

            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            BROADCASTING (CONTINUED)

     1,500  Nippon Television Network,
             New Shares ....................   $    253,971 $    978,368
     4,650  NRJ Groupe+ ....................         22,694      226,419
     5,000  NTN Communications Inc.+ .......         24,062       12,187
    67,000  Paxson Communications
             Corp., Cl. A+ .................        617,351      569,500
       500  Radio One Inc.+ ................          5,510       14,781
     1,000  Radio One Inc., Cl. D+ .........         11,428       22,062
     1,525  SAGA Communications
             Inc., Cl. A ...................          9,710       33,550
    25,000  Salem Communications
             Corp., Cl. A+ .................        484,750      232,031
     2,000  SBS Broadcasting SA+ ...........         42,022      109,000
     5,000  Sinclair Broadcast Group Inc.+ .         42,687       55,000
    43,000  Sistem Televisyen
             Malaysia Berhad ...............         41,566       28,063
     1,000  Spanish Broadcasting
             System Inc., Cl. A+ ...........         20,000       20,562
    50,000  Television Broadcasting
             Ltd. ..........................        187,673      333,526
    25,000  Television Francaise 1 .........        249,649    1,742,418
    55,000  Tokyo Broadcasting
             System Inc. ...................        812,002    2,374,287
     3,000  TV Azteca, SA de C.V.+ .........         36,350       39,562
    12,600  United Television Inc. .........      1,066,682    1,622,250
       500  Wink Communications Inc.+ ......          8,000       15,250
    20,000  Young Broadcasting Inc.,
             Cl. A+ ........................        563,894      513,750
                                               ------------ ------------
                                                 20,532,827   29,295,046
                                               ------------ ------------
            BUSINESS SERVICES -- 1.2%
    15,000  Carlisle Holdings Ltd.+ ........         78,754      110,156
     4,000  Cendant Corp.+ .................         79,700       56,000
       500  CheckFree Holdings Corp.+ ......          5,520       25,781
     1,000  Convergys Corp.+ ...............         17,737       51,875
     9,400  Donnelley (R.H.) Corp. .........        119,636      182,125
     2,000  IMS Health Inc. ................          1,899       36,000
    26,100  Vivendi ........................      1,112,375    2,303,758
                                               ------------ ------------
                                                  1,415,621    2,765,695
                                               ------------ ------------
            CABLE -- 4.3%
     6,000  Austar United
             Communications Ltd.+ ..........         21,083       20,252
    65,000  Cablevision Systems
             Corp., Cl. A+ .................        958,333    4,411,875
    20,000  Charter Communications
             Inc., Cl. A+ ..................        308,750      328,750


                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------
     5,000  Comcast Corp., Cl. A ...........   $     35,039 $    194,375
     7,000  Comcast Corp., Cl. A,
             Special .......................         53,073      283,500
    30,000  Mediacom Communications
             Corp.+ ........................        302,500      461,250
    10,000  Mercom Inc.+ (b) ...............        101,075      120,000
    10,517  NTL Inc.+ ......................        315,049      629,705
    22,680  Telewest Communications
             plc+ ..........................         37,551       78,243
    13,090  Telewest Communications
             plc, ADR+ .....................        201,579      484,330
    58,000  UnitedGlobalCom Inc.,
             Cl. A+ ........................        493,368    2,711,500
    10,000  Videotron Groupe ...............         94,010      232,432
                                               ------------ ------------
                                                  2,921,410    9,956,212
                                               ------------ ------------
            CONSUMER SERVICES -- 0.2%
    10,000  Allied Domecq plc ..............         57,688       52,958
     5,000  Department 56 Inc.+ ............         55,230       55,000
     3,000  Hotel Reservations Inc.,
             Cl. A+ ........................         48,000       89,250
    15,000  Lillian Vernon Corp. ...........        223,875      157,500
                                               ------------ ------------
                                                    384,793      354,708
                                               ------------ ------------
            ENERGY AND UTILITIES -- 0.2%
    50,000  El Paso Electric Co.+ ..........        396,002      559,375
                                               ------------ ------------
            ENTERTAINMENT DISTRIBUTION -- 1.9%
     6,000  AMC Entertainment Inc.+ ........         91,999       29,250
   225,000  Blockbuster Inc., Cl. A ........      3,155,237    2,179,687
    39,500  GC Companies Inc.+ .............      1,126,545      883,813
     4,000  Liberty Digital Inc.+ ..........         61,966      120,000
     5,000  Loews Cineplex
             Entertainment Corp.+ ..........         68,750       15,938
    39,000  Shaw Communications
             Inc., Cl. B ...................        105,571      961,824
    11,000  Shaw Communications
             Inc., Cl. B, Non-Voting+ ......        103,451      271,563
                                               ------------ ------------
                                                  4,713,519    4,462,075
                                               ------------ ------------
            EQUIPMENT -- 3.8%
    35,000  Allen Telecom Inc.+ ............        247,869      619,063
     2,000  Amphenol Corp., Cl. A+ .........         31,075      132,375
     2,000  CommScope Inc.+ ................         29,407       82,000
     1,000  Furukawa Electric Co. Ltd. .....         15,169       20,878
     4,000  Gemstar International
             Group Ltd.+ ...................         39,407      245,813
     7,700  Hutchison Whampoa Ltd. .........         71,267       96,799
     3,680  Philips Electronics NV, ADR ....         33,672      174,800


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------

            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            EQUIPMENT (CONTINUED)
     2,500  L-3 Communications
             Holdings Inc.+ ................   $     55,000 $    142,656
     3,000  Lucent Technologies Inc. .......         90,075      177,750
    50,000  Nortel Networks Corp. ..........      2,803,131    3,412,500
   150,000  Oak Technology Inc.+ ...........        670,763    3,234,375
     6,000  Scientific-Atlanta Inc. ........         50,804      447,000
     2,000  TiVo Inc.+ .....................         32,000       70,000
                                               ------------ ------------
                                                  4,169,639    8,856,009
                                               ------------ ------------
            INTERNATIONAL TELEPHONE -- 8.1%
    40,000  BCE Inc. .......................        864,662      952,500
       500  British Telecommunications
             plc, ADR ......................         85,775       66,125
    78,312  Cable & Wireless plc, ADR ......      2,203,290    3,920,495
    27,000  Compania de
             Telecomunicaciones
             de Chile SA, ADR ..............        490,841      489,375
     2,000  Deutsche Telekom
             AG, ADR+ ......................         37,780      113,500
    10,000  Embratel Participacoes
             SA, ADR+ ......................        210,605      236,250
     1,000  France Telecom SA, ADR .........         34,488      142,500
    18,000  GST Telecommunications
             Inc.+ .........................        178,169       17,156
        90  Japan Telecom Co. Ltd. .........        992,218    3,902,163
       500  Magyar Tavkozlesi Rt, ADR ......          9,650       17,219
        10  Nippon Telegraph &
             Telephone Corp. ...............         81,575      132,900
    20,000  Philippine Long Distance
             Telephone Co., ADR ............        494,291      355,000
     7,000  PT Indonesia Satellite, ADR ....         84,423       79,625
     4,320  PT Telekomunikasi
             Indonesia, ADR ................         18,513       29,970
     4,000  Rostelecom, ADR ................         29,778       54,500
     1,000  Sonera Group Oyj ...............         23,506       45,589
    20,000  Swisscom AG, ADR ...............        679,969      705,000
     3,300  Tele Centro Sul
             Participacoes SA, ADR .........        191,758      241,106
    18,432  Tele Norte Leste
             Participacoes SA, ADR .........        252,380      435,456
     3,000  Telecom Argentina Stet
             France Telecom SA, ADR ........         54,442       82,500
     1,000  Telecom Corp. of
             New Zealand Ltd., ADR .........         29,688       28,125
    16,500  Telecomunicacoes de Sao
             Paulo SA (Telesp), ADR ........        618,902      305,250

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------
     3,000  Telefonica de Argentina SA,
             Cl. B, ADR ....................   $     64,387 $     95,250
       500  Telefonica del Peru, ADR .......          6,494        5,688
   250,000  Telefonica del Peru, Cl. B .....        483,171      359,857
    41,000  Telefonica SA, ADR .............        639,579    2,626,563
    24,000  Telefonos de Mexico SA,
             Cl. L, ADR ....................        378,945    1,371,000
     2,400  Telstra Corp. Ltd., ADR ........         30,324       49,650
    45,000  TELUS Corp. ....................        810,821    1,201,014
    20,000  TELUS Corp., Non-Voting ........        408,424      533,108
    10,000  TELUS Corp., Non-Voting,
             ADR ...........................        238,538      266,554
                                               ------------ ------------
                                                 10,727,386   18,860,988
                                               ------------ ------------
            SATELLITE -- 1.8%
       300  Asia Satellite
             Telecommunications
             Holdings Ltd., ADR ............          5,693       10,275
     2,000  British Sky Broadcasting
             Group, ADR ....................         47,975      232,250
    10,000  COMSAT Corp. ...................        259,826      246,875
    28,000  EchoStar Communications
             Corp., Cl. A+ .................         91,970      927,063
    10,000  General Motors Corp., Cl. H+ ...        497,526      877,500
     4,000  Globalstar
             Telecommunications Ltd.+ ......         13,663       36,000
    15,008  Loral Space &
             Communications Ltd.+ ..........        217,918      104,118
    26,000  Pegasus Communications
             Corp.+ ........................        432,199    1,275,625
    45,000  TCI Satellite Entertainment
             Inc., Cl. A+ ..................        382,696      390,938
                                               ------------ ------------
                                                  1,949,466    4,100,644
                                               ------------ ------------
            TELECOMMUNICATIONS -- 4.2%
     4,266  Aliant Inc.+ ...................         39,187      104,200
     3,000  Allegiance Telecom Inc.+ .......         28,500      192,000
     3,000  ALLTEL Corp. ...................        126,385      185,813
    10,000  BroadWing Inc.+ ................        191,493      259,375
     2,000  Choice One
             Communications Inc.+ ..........         40,000       81,625
   130,000  Citizens Communications Co. ....      1,484,271    2,242,500
    36,750  CoreComm Ltd.+ .................        242,006      716,625
     5,000  Eircom plc .....................         21,813       12,829
     9,000  Electric Lightwave Inc.,
             Cl. A+ ........................         77,728      168,188
    10,000  Global Crossing Ltd.+ ..........        173,070      263,125
     3,000  Global Telesystems
             Group Inc.+ ...................          8,705       36,188


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------

            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            TELECOMMUNICATIONS (CONTINUED)
     1,305  Hellenic Telecommunications
             Organization SA ...............   $     18,163 $     31,973
     1,000  Jazztel plc, ADR+ ..............         17,447       26,250
    10,000  Metromedia International
             Group Inc.+ ...................         83,550       47,500
    35,000  RCN Corp.+ .....................        307,406      888,125
     9,655  Rogers Communications
             Inc., Cl. B+ ..................        148,207      273,667
   125,345  Rogers Communications
             Inc., Cl. B, ADR+ .............      1,143,419    3,572,333
     5,500  Time Warner Telecom
             Inc., Cl. A+ ..................         77,000      354,063
     3,000  USN Communications Inc.+ .......         12,165           90
     6,000  WorldCom Inc.+ .................        115,693      275,250
                                               ------------ ------------
                                                  4,356,208    9,731,719
                                               ------------ ------------
            TELECOMMUNICATIONS: LONG DISTANCE -- 1.3%
    55,850  AT&T Corp. .....................      1,901,325    1,766,256
    12,000  Sprint Corp.+ ..................        129,824      612,000
     3,000  Startec Global
             Communications Corp.+ .........         28,646       32,063
    22,000  Viatel Inc.+ ...................        228,733      628,375
                                               ------------ ------------
                                                  2,288,528    3,038,694
                                               ------------ ------------
            U.S. REGIONAL OPERATORS -- 2.0%
    24,434  Commonwealth Telephone
             Enterprises Inc.+ .............        528,513    1,149,925
    24,400  Commonwealth Telephone
             Enterprises Inc., Cl. B+ ......        318,107    1,159,000
    25,000  GTE Corp. ......................      1,280,188    1,556,250
     5,000  SBC Communications Inc. ........        112,521      216,250
     5,000  US West Inc. ...................        296,344      428,750
                                               ------------ ------------
                                                  2,535,673    4,510,175
                                               ------------ ------------
            WIRELESS COMMUNICATIONS-- 14.5%
    50,000  AT&T Wireless Group+ ...........      1,475,000    1,393,750
    40,000  CenturyTel Inc. ................        584,902    1,150,000
    22,000  Iridium World
             Communications
             Ltd., Cl. A+ ..................         48,814       14,266
    13,000  Leap Wireless
             International Inc.+ ...........        114,811      611,000
     5,000  Libertel NV+ ...................         94,590       76,141
    16,894  Nextel Communications
              Inc., Cl. A+ .................         94,069    1,033,702


                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------
       100  NTT Mobile
             Communications
             Network Inc. ..................   $    762,806 $  2,705,123
    18,000  Price Communications Corp.+ ....         79,176      424,125
     6,000  Qualcomm Inc.+ .................         31,219      360,000
    77,000  Rogers Cantel Mobile
             Communications Inc.,
             Cl. B+ ........................        928,173    2,589,125
    12,200  Rural Cellular Corp., Cl. A+ ...        134,888      934,063
    38,680  SK Telecom Co. Ltd., ADR .......        380,367    1,404,568
     7,000  Sprint Corp. (PCS Group)+ ......         19,162      416,500
     1,650  Tele Celular Sul
             Participacoes SA, ADR .........         26,379       74,663
     5,500  Tele Centro Oeste Celular
             Participacoes SA, ADR .........         16,487       66,000
       330  Tele Leste Celular
             Participacoes SA, ADR .........          8,827       14,603
       825  Tele Nordeste Celular
             Participacoes SA, ADR .........         12,175       57,131
       330  Tele Norte Celular
             Participacoes SA, ADR .........          5,098       16,748
     3,300  Tele Sudeste Celular
             Participacoes SA, ADR .........        104,503      100,650
   380,000  Telecom Italia Mobile SpA ......        861,292    3,892,896
       825  Telemig Celular
             Participacoes SA, ADR .........         23,843       58,988
    85,000  Telephone & Data
             Systems Inc. ..................      3,653,968    8,521,250
     6,600  Telesp Celular
             Participacoes SA, ADR .........        211,036      296,175
     6,000  Teligent Inc., Cl. A ...........        136,200      141,750
    18,000  Total Access
             Communications plc+ ...........        113,625       72,360
    20,000  U.S. Cellular Corp.+ ...........      1,152,336    1,260,000
     3,500  Vimpel-Communications,
             ADR+ ..........................         66,238       77,438
    18,000  Vodafone AirTouch plc,
             ADR ...........................        446,795      745,875
    38,025  VoiceStream Wireless Corp.+ ....        673,885    4,422,189
     2,000  Western Wireless Corp.,
             Cl. A+ ........................         19,810      109,000
    15,000  WinStar
             Communications Inc.+ ..........        216,768      508,125
                                               ------------ ------------
                                                 12,497,242   33,548,204
                                               ------------ ------------
            TOTAL DISTRIBUTION
              COMPANIES ....................     68,888,314  130,039,544
                                               ------------ ------------
            TOTAL COMMON
             STOCKS ........................    111,289,160  213,159,867
                                               ------------ ------------


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2000 (UNAUDITED)

                                                               MARKET
   SHARES                                          COST        VALUE
   ------                                          ----        ------

            PREFERRED STOCKS -- 2.5%
            BUSINESS SERVICES -- 0.0%
     6,000  Cendant Corp.,
             1.30% Cv. Pfd. ................   $    152,738 $    117,750
                                               ------------ ------------
            GLOBAL MEDIA AND ENTERTAINMENT -- 1.3%
    62,765  News Corp. Ltd.,
             Pfd., ADR .....................        986,187    2,981,338
                                               ------------ ------------
            U.S. REGIONAL OPERATORS -- 1.2%
    40,000  Citizens Communications Co.,
             5.00% Cv. Pfd. ................      1,914,413    2,695,000
                                               ------------ ------------
            TOTAL PREFERRED
             STOCKS ........................      3,053,338    5,794,088
                                               ------------ ------------
   PRINCIPAL
    AMOUNT
   ---------
            CORPORATE BONDS -- 0.2%
            BUSINESS SERVICES -- 0.1%
  $295,000  Trans-Lux Corp., Sub. Deb. Cv.
             7.50%, 12/01/06 ...............        278,401      237,844
                                               ------------ ------------
            COMPUTER SOFTWARE AND SERVICES -- 0.0%
    50,000  BBN Corp., Sub. Deb. Cv.
             6.00%, 04/01/12 (b) ...........         49,391       48,375
                                               ------------ ------------
            DIVERSIFIED PUBLISHERS -- 0.0%
    58,000  Golden Books Family
             Entertainment Inc., PIK
             10.75%, 12/31/04 ..............         54,528       24,360
                                               ------------ ------------
            GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
    20,000  Boston Celtics L.P., Sub. Deb. Cv.
             6.00%, 06/30/38 ...............         12,183       10,550
                                               ------------ ------------
            HOTELS AND GAMING -- 0.1%
   200,000  Hilton Hotels Corp., Sub. Deb. Cv.
             5.00%, 05/15/06 ...............        154,907      159,000
                                               ------------ ------------
            TOTAL CORPORATE
             BONDS .........................        549,410      480,129
                                               ------------ ------------
    SHARES
    ------
            WARRANTS -- 0.0%
            ADVERTISING -- 0.0%
       200  Havas Advertising SA, Warrants,
             expire 05/13/01 ...............              0        2,673
                                               ------------ ------------
   PRINCIPAL
    AMOUNT
   ---------
            U.S. GOVERNMENT OBLIGATIONS -- 5.1%
$11,857,000 U.S. Treasury Bills,
             5.71% to 5.99%++,
             due 07/06/00 to 09/28/00 ......     11,777,369   11,778,090
                                               ------------ ------------

                                                               MARKET
                                                   COST        VALUE
                                                   ----        ------

  TOTAL INVESTMENTS -- 99.8% ...............   $126,669,277 $231,214,847
                                               ============
  OTHER ASSETS, LIABILITIES,
    AND LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (13.1)% .................  (30,390,850)
                                                            ------------
  NET ASSETS -- COMMON STOCK --  86.7%
    (10,796,815 common shares outstanding) ................  200,823,997
                                                            ------------

  NET ASSETS -- PREFERRED STOCK --  13.3%
    (1,235,700 preferred shares outstanding) ..............   30,892,500
                                                            ------------

  TOTAL NET ASSETS-- 100.0% ............................... $231,716,497
                                                            ============
  NET ASSET VALUE PER COMMON SHARE
    ($200,823,997 / 10,796,815 shares outstanding) ........       $18.60
                                                                  ======

  FORWARD FOREIGN EXCHANGE CONTRACTS

  PRINCIPAL                                       SETTLEMENT  NET UNREALIZED
   AMOUNT                                            DATE      DEPRECIATION
  ---------                                       ----------  --------------
19,646,294 (c) Deliver Hong Kong Dollars
               in exchange for
               USD 3,592,510 .................     08/24/00      $(5,050)
                                                                 =======
  --------------------
  (a)   For Federal tax purposes:
          Aggregate cost .................................. $126,669,277
                                                            ============
          Gross unrealized appreciation ................... $111,047,233
          Gross unrealized depreciation ...................   (6,501,663)
                                                            ------------
          Net unrealized appreciation ..................... $104,545,570
                                                            ============
  (b)   Security fair valued under procedures established by the Board of
        Directors.
  (c)   Principal amount denoted in Hong Kong Dollars.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt
  USD - United States Dollars
  GDR - Global Depositary Receipt

                                                    % of
                                                   Market      Market
                                                    Value       Value
                                                   ------      ------
    GEOGRAPHIC DIVERSIFICATION
    United States ..............................     68.5%  $158,310,191
    Asia/Pacific Rim ...........................     10.2     23,519,210
    Europe .....................................      9.8     22,698,503
    Canada .....................................      8.3     19,276,646
    Latin America ..............................      3.2      7,410,297
                                                    -----   ------------
    Total Investments ..........................    100.0%  $231,214,847
                                                    =====   ============

                 See accompanying notes to financial statements.

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2000 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $126,669,277)  $231,214,847
   Cash and foreign currency, at value
      (Cost $752,577) ......................       745,924
   Dividends and interest receivable .......       203,455
   Receivable for investments sold .........     3,097,005
                                              ------------
   TOTAL ASSETS ............................   235,261,231
                                              ------------
LIABILITIES:
   Payable for investments purchased .......     3,008,885
   Dividends payable .......................        33,982
   Payable for investment advisory fees ....       158,772
   Payable for custodian fees ..............         6,200
   Unrealized depreciation on forward foreign
      exchange contracts ...................         5,050
   Other accrued expenses ..................       331,845
                                              ------------
   TOTAL LIABILITIES .......................     3,544,734
                                              ------------
   NET ASSETS ..............................  $231,716,497
                                              ============
NET ASSETS CONSIST OF:
   Cumulative Preferred Stock (7.92%, $25.00
      liquidation value, $0.001 par value, 2,000,000
      shares authorized, 1,235,700 shares issued
      and outstanding) .....................  $ 30,892,500
   Trust shares, at par value ..............        10,797
   Additional paid-in capital ..............    75,542,967
   Accumulated net investment income .......     1,282,971
   Accumulated net realized gain on investments and
      foreign currency transactions ........    19,455,486
   Net unrealized appreciation on investments
      and foreign currency transactions ....   104,531,776
                                              ------------
   TOTAL NET ASSETS ........................  $231,716,497
                                              ============
   NET ASSET VALUE
     ($200,823,997 / 10,796,815 shares
     outstanding; 200,000,000 shares
     authorized of $0.001 par value) .......        $18.60
                                                    ======

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes
      of $28,831) .........................   $  3,525,113
   Interest ...............................        575,330
                                              ------------
   TOTAL INVESTMENT INCOME ................      4,100,443
                                              ------------
EXPENSES:
   Investment advisory fees ...............      1,013,387
   Shareholder services fees ..............        226,265
   Shareholder communications expenses ....         95,134
   Payroll expenses .......................         78,130
   Legal and audit fees ...................         67,360
   Custodian fees .........................         40,207
   Directors' fees ........................         35,981
   Miscellaneous expenses .................         37,665
                                              ------------
   TOTAL EXPENSES .........................      1,594,129
                                              ------------
   NET INVESTMENT INCOME ..................      2,506,314
                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments .......     19,874,654
   Net realized loss on foreign
      currency transactions ...............         (9,846)
                                              ------------
   Net realized gain on investments and
      foreign currency transactions .......     19,864,808
                                              ------------
   Net change in unrealized appreciation
      on investments and foreign currency
      transactions ........................    (34,501,770)
                                              ------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ...............    (14,636,962)
                                              ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .....................   $(12,130,648)
                                              ============


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED         YEAR ENDED
                                                                       JUNE 30, 2000 (UNAUDITED)  DECEMBER 31, 1999
                                                                       -------------------------  -----------------
OPERATIONS:
   Net investment income (loss) .......................................       $  2,506,314          $   (530,929)
   Net realized gain on investments, futures contracts
      and foreign currency transactions ...............................         19,864,808            42,777,957
   Net change in unrealized appreciation on investments
      and foreign currency transactions ...............................        (34,501,770)           82,599,526
                                                                              ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....        (12,130,648)          124,846,554
                                                                              ------------          ------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net realized gain on investments, futures contracts
      and foreign currency transactions ...............................           (809,856)          (39,124,967)
                                                                              ------------          ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...................           (809,856)          (39,124,967)
                                                                              ------------          ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..............................................         (1,223,343)                   --
   Net realized gain on investments, futures contracts
      and foreign currency transactions ...............................                 --            (2,475,000)
                                                                              ------------          ------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ................         (1,223,343)           (2,475,000)
                                                                              ------------          ------------
TRUST SHARE TRANSACTIONS:
   Net decrease in net assets from Multimedia Trust share transactions            (276,212)             (501,046)
   Net decrease from repurchase of preferred stock ....................           (331,411)                   --
                                                                              ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS ..............................        (14,771,470)           82,745,541
NET ASSETS:
   Beginning of period ................................................        246,487,967           163,742,426
                                                                              ------------          ------------
   End of period ......................................................       $231,716,497          $246,487,967
                                                                              ============          ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on November 15, 1994. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust").

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Multimedia Trust does not own. The proceeds received for short sales are recorded as liabilities and the Multimedia Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Multimedia Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Multimedia Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Multimedia Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Distributions to shareholders of the Multimedia Trust's 7.92% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2000, the Multimedia Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned.

      During the six months ended June 30, 2000, Gabelli & Company, Inc. and its affiliates received $29,348 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2000 aggregated $30,212,512 and $41,218,106, respectively.

5. CAPITAL. The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the six months ended June 30, 2000, the Multimedia Trust repurchased 16,500 shares of its common stock in the open market at a cost of $276,212 and an average discount of approximately 18.63% from its net asset value. During the fiscal year ended December 31, 1999, the Fund repurchased 42,400 shares of its common stock in the open market at a cost of $501,046 and an average discount of approximately 15.84% from its net asset value. All shares repurchased have been retired.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      Transactions in capital stock were as follows:

                                                                SIX MONTHS ENDED                     YEAR ENDED
                                                            JUNE 30, 2000 (UNAUDITED)             DECEMBER 31, 1999
                                                            -------------------------          ---------------------
                                                              Shares        Amount              Shares       Amount
                                                             -------      ---------            -------     ---------
Shares repurchased by the Multimedia Trust ................  (16,500)     $(276,212)           (42,400)    $(501,046)
                                                             -------      ---------            -------     ---------
Net decrease ..............................................  (16,500)     $(276,212)           (42,400)    $(501,046)
                                                             =======      =========            =======     =========

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value preferred stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Preferred Stock in whole or in part at the redemption price. During the six months ended June 30, 2000, the Multimedia Trust repurchased 14,300 shares of Cumulative Preferred Stock at a cost of $331,411 and at an average price of $23.176 per share. At June 30, 2000, 1,235,700 shares of the Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $33,982. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. SUBSEQUENT EVENT. On June 19, 2000, the Multimedia Trust distributed one transferable right for each of the 10,796,814 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $13.00 per share. The subscription period expired on July 26, 2000. The rights offering was fully subscribed resulting in the issuance of 3,598,938 common shares and proceeds of $46,786,194 to the Multimedia Trust, prior to the deduction of estimated expenses of $445,000.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN MULTIMEDIA TRUST COMMON  SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:       JUNE 30, 2000  -------------------------------------------------------
OPERATING PERFORMANCE:                           (UNAUDITED)     1999        1998       1997        1996        1995
                                              ----------------   ----        ----       ----        ----        ----
   Net asset value, beginning of period ........  $  19.90     $  12.20    $   9.91   $   8.10    $   7.81    $   7.51
                                                  --------     --------    --------   --------    --------    --------
   Net investment income (loss) ................      0.23        (0.05)      (0.03)      0.01        0.01        0.08
   Net realized and unrealized gain (loss)
     on investments ............................     (1.34)       11.54        3.33       2.85        0.63        0.98
                                                  --------     --------    --------   --------    --------    --------
   Total from investment operations ............     (1.11)       11.49        3.30       2.86        0.64        1.06
                                                  --------     --------    --------   --------    --------    --------
   Increase (decrease) in net asset value from
     Multimedia Trust share transactions .......        --         0.06        0.02       0.06        0.02       (0.46)
   Offering expenses charged to capital surplus         --           --          --      (0.13)         --       (0.05)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .......................        --           --          --      (0.01)      (0.01)      (0.08)
   Net realized gain on investments ............     (0.08)       (3.62)      (0.80)     (0.84)      (0.36)      (0.17)
   In excess of net investment income and/or net
     realized gain on investments ..............        --           --          --      (0.00)(a)   (0.00)(a)   (0.00)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .......................     (0.11)          --          --      (0.00)(a)      --          --
   Net realized gain on investments ............        --        (0.23)      (0.23)     (0.13)         --          --
                                                  --------     --------    --------   --------    --------    --------
   Total distributions .........................     (0.19)       (3.85)      (1.03)     (0.98)      (0.37)      (0.25)
                                                  --------     --------    --------   --------    --------    --------
   NET ASSET VALUE, END OF PERIOD ..............  $  18.60     $  19.90    $  12.20   $   9.91    $   8.10    $   7.81
                                                  ========     ========    ========   ========    ========    ========
   Market value, end of period .................  $  13.75     $  18.75    $  10.94   $   8.75    $   6.88    $   6.76
                                                  ========     ========    ========   ========    ========    ========
   Net asset value total return+ ...............      (6.1)%       96.6%       33.0%      34.4%        9.4%       14.1%
                                                  ========     ========    ========   ========    ========    ========
   Total investment return+ ....................     (26.3)%      106.6%       35.1%      39.6%        7.4%        0.4%
                                                  ========     ========    ========   ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
   STOCK SHAREHOLDERS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........  $231,716     $246,488    $163,742   $140,416     $91,462     $89,580
   Net assets attributable to common shares,
     end of period (in 000's) ..................  $200,824     $215,238    $132,492   $109,166     $91,462     $89,580
   Ratio of net investment income (loss) to
     average net assets attributable
     to common stock ...........................      2.41%       (0.30)%     (0.32)%     0.07%       0.13%       1.24%++
   Ratio of operating expenses to average net assets
     attributable to common stock ..............      1.53%        1.56%       2.53%      2.09%       1.87%       2.04%++
   Ratio of operating expenses to average
     total net assets (c) ......................      1.33%        1.32%       2.01%      1.77%       1.87%         --
   Portfolio turnover rate .....................      13.3%        43.1%       44.6%      96.1%       32.1%       86.0%
PREFERRED STOCK:
   Liquidation value, end of period (in 000's) .  $ 30,893     $ 31,250    $ 31,250   $ 31,250          --          --
   Total shares outstanding (in 000's) .........     1,236        1,250       1,250      1,250          --          --
   Asset coverage ..............................       750%         789%        524%       443%         --          --
   Liquidation preference per share ............  $  25.00     $  25.00    $  25.00   $  25.00          --          --
   Average market value (b) ....................  $  22.94     $  25.13    $  25.96   $  25.59          --          --

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
++  Annualized.
(a) Amount represents less than $0.005 per share.
(b) Based on weekly prices.
(c) Amounts are attributable to both common and preferred stock assets. Prior to 1997, there was no preferred stock outstanding.




                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           Common    7.92% Preferred
                           ------    ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      10,796,815     1,235,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
    For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at:
    closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                            SEMI-ANNUAL REPORT
                                            JUNE 30, 2000

                                                                     GBFMT 06/00